UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10th, 2012

ECO-TRADE CORPORATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1915 Eye Street, N.W., Washington, D.C.	20006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 536-5191

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10th, 2012, the Company appointed Mr. Canon Bryan to join William Lieberman as a Director of the Company.

Canon Bryan has held chair management positions for numerous publicly-listed and privately-held companies in North America, including: CEO of Thorium One International Limited, a nuclear technology and resources company; CEO of Vico Energy Corp, a uranium exploration company; Vice President, Corporate Development and Co-founder of Quantum Rare Earth Development Corp (QRE: TSXV) (the largest niobium deposit in North America); and Vice President Corporate Development of Uranium Energy Corp (UEC: AMEX). UEC is one of the largest producers of ISR uranium in the USA.

Mr. Bryan completed his professional studies in accounting with the Certified General Accountants Association of Canada at the University of British Columbia in Vancouver, Canada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-TRADE CORP.

/s/ William Lieberman

William Lieberman
Director

Date: December 10th,  2012